NUMBER XXXX	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE ELITE PHARMACEUTICALS , INC. SERIES E CONVERTIBLE PREFERRED STOCK	SHARES XXXX SEE REVERSE SIDE FOR CERTAIN DEFINITIONS AND LEGENDS

210,000,000 SHARES OF COMMON STOCK – PAR VALUE $0.01 PER SHARE

4,483,442 SHARES OF PREFERRED STOCK – PAR VALUE $0.01 PER SHARE

*S*P*E*C*I*M*E*N

This is to Certify XXXX, is the owner of XXXX fully paid and non-assessable shares of Series E Convertible Preferred Stock, par value $0.01 per share, of the above Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

Witness , the seal of the Corporation and the signatures of its duly authorized officers.

Dated:   XXXX

XXXX SECRETARY	XXXX PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of
survivorship and not as tenants in common
Additional abbreviations may also be used though not in the above list.

For value received __ hereby sell, assign and transfer unto

Please insert social security or other identifying number of assignee

(Please print or typewrite name and address including postal zip code of Assignee)

Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:

           In presence of

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.